UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER:  811-21080
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (630) 245-7200
DATE OF FISCAL YEAR END:  October 31, 2008
DATE OF REPORTING PERIOD:  November 1, 2007 through April 30, 2008

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to
Rule 30e-1 under the Act (17 CFR 270.30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Convertible Opportunities and Income Fund (CHI)

Semiannual Report April 30, 2008

Managing Your Calamos Funds Investments
Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE

800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.
Go Paperless!
Sign Up for e-Delivery
It’s convenient, timely and helps reduce mailbox clutter.
You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications would have arrived by traditional mail.
Visit www.calamos.com and sign up for e-delivery.
Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your semiannual report for the six-month period ended April 30, 2008. We appreciate the opportunity to correspond with you and encourage you to carefully review this report, which includes market and fund commentary from our investment team, a listing of portfolio holdings, financial data and highlights, as well as detailed information regarding performance and allocations of Calamos Convertible Opportunities and Income Fund (CHI).
The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below-investment-grade (high-yield) fixed-income securities. We believe the Fund’s broad universe of securities and dynamic allocation approach provide enhanced opportunities to pursue income and returns, and to manage risk over full market cycles.
Against the backdrop of a changing risk environment, CHI decreased its monthly December distribution from $0.15 to $0.14. As investment managers, we consider not only income, but also downside risk potential. Throughout 2007, we began to reduce the Fund’s exposure to lower-quality convertible and corporate bonds. We believed the risks of holding these securities outweighed the yield the Fund was being provided—foresight which we believe served the Fund well. Additionally, our cost of leverage had begun to increase as many of the swaps we had put in place a few years ago began to roll-off. Because of these two factors, the Fund produced lower income, which in turn guided our decision to reduce the distribution.
As the broad market struggled, closed-end funds faced added challenges due to the conditions in the credit markets, specifically the auction rate preferred securities (ARPS) market. Like many other closed-end funds, CHI uses auction rate preferred shares as a way to leverage portfolios and potentially increase returns for common shareholders. During the period, the credit crunch which originated in the subprime mortgage sector cascaded across other areas of the credit market, including the ARPS market. However, unlike many other segments of the credit market, the problems in the closed-end fund ARPS market were liquidity-based, and not driven by problematic credit quality or fundamentals.
As liquidity in the ARPS market deteriorated, Calamos Investments worked diligently to protect the interests of all of the Fund’s shareholders—both the investors who entrusted us with funds through the ARPS market (investors in the “preferred” share class) and the common shareholders who account for the majority of fund assets. As we discuss in this report, we have made considerable strides in this regard, and have secured refinancing for the majority of ARPS financing in the Fund. We remain dedicated to securing financing for all outstanding ARPS, in a manner which considers the best interest of all Fund shareholders.
We recognize that periods such as these can unsettle even seasoned investors. However, our experience in the markets has taught us that investment success is best measured over full market cycles rather than quarters, months or a year. Moreover,

Convertible Opportunities and Income Fund Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders
short-term market volatility can create considerable opportunities for investors with long-term perspective. For example, we believe anxious investors sold many fundamentally strong investments during the reporting period, providing buying opportunities for our discipline.
Should you have any questions about your portfolio, please contact your financial advisor. Or, you can contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. We invite you to visit our website at www.calamos.com on an ongoing basis, where you can sign up for e-delivery of reports and view market commentary and additional information about the Fund and our investment process. Our website also includes a section dedicated to ARPS and our refinancing efforts.
Thank you for the trust you have placed in Calamos Investments. We are honored that you have chosen us to help you meet your long-term investment goals.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

2	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Letter to Shareholders

Economic and Market Review
   For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Fund Investors” link.
During the semiannual period, the global credit crisis cast a shadow over the markets as investors weighed the probability of recession in the United States and the potential implications to the global economy. Access to credit remained tight as the subprime mortgage market collapse that began in the summer of 2007 continued to reverberate. Banking and financial institutions were among those that suffered most. One of Wall Street’s leading institutions, Bear Stearns, faced a near-certain demise if not for a bailout orchestrated by JP Morgan Chase and the Federal Reserve in March. Commodity prices soared to new heights, inflationary pressures increased, the housing market floundered, and the U.S. dollar weakened.
Yet, even as uncertainty prevailed, the U.S. economy persevered. First quarter GDP growth continued on a slow-yet-positive pace, as it did in the fourth quarter of 2007. Throughout the period, the Federal Reserve responded aggressively to support the economy and to shore up investor confidence. Most notably, the central bank cut the federal funds target rate five times during the six months ended April 30, from 4.5% to 2.0%.
Against this backdrop, markets retreated sharply for the six-month period ended April 30, 2008. Economic concerns weighed most heavily on stocks, which returned -9.64%, as measured by the S&P 500 Index1. Convertible securities once again illustrated the benefits of their hybrid characteristics, and returned -5.86% (as measured by the Value Line Convertible Index2)—a considerably less severe drop than the broad equity market. (Convertibles are hybrid securities in that they combine the opportunity for upside equity market participation with the potential downside protection of fixed-income securities.) Issuance trends remained favorable, as companies in the troubled financial sector turned to the convertible market for capital. Additionally, convertibles benefited from surging volatility in the equity markets. (Volatility increases the value of the conversion feature of a convertible bond.)
High-yield corporate bonds also struggled. The CS High Yield Index3 returned -0.90% as tight credit conditions, recessionary fears, increased volatility and stagnant supply weighed on investor sentiment. Although default and bankruptcy rates remain near historical lows, there was evidence of those rates rising in March and April. Spooked by the credit crisis, investors favored high-quality issues over the riskier, more speculative lower-grade tiers during the early portion of the reporting period. Credit spreads widened to levels not seen in years, although they did come down late in the period as investors became more willing to take on increased risk. (Credit spreads measure the yields between bonds with different levels of credit quality risk. When spreads widen, investors receive more compensation for taking on risk.)
Despite the uncertainty and volatility, investor sentiment brightened toward the end of the reporting period. The bailout of Bear Stearns, ongoing action from the Fed and strong earnings reports for the broad market (excluding the financial sector) boosted investor confidence. Stock and bond markets rallied briskly during the final weeks of the reporting period.

Convertible Opportunities and Income Fund Economic and Market Reviews SEMIANNUAL REPORT	3

Economic and Market Review
As always, we encourage investors to stay focused on the long term. While the near-term outlook for the U.S. and global economy remains more clouded than in years past, periods of slower growth and contraction are a normal part of the economic cycle. Having invested through many different market cycles, we continue to have conviction in the Fund’s portfolio and investment discipline. We believe the Fund is well positioned to provide income and total return through full market cycles.

[1]	S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Source: Lipper, Inc.

[2]	Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market.

[3]	CS High Yield Index is an unmanaged index of high yield debt securities.
This report is for informational purposes only and should not be considered investment advice.

4	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Economic and Market Review

Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
TOTAL RETURN*
Common Shares — Inception 6/26/02

	6 MONTHS	1 YEAR	SINCE INCEPTION **
On Market Price	-3.15%	-14.43%	12.59%
On NAV	-5.59	-3.11	12.38

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Annualized since inception.
DISTRIBUTION HISTORY
(LATEST 12 MONTHS)

Date Paid	Per share
April 2008	$0.1400
March 2008	0.1400
February 2008	0.1400
January 2008	0.1736
December 2007	0.1400
November 2007	0.1500
October 2007	0.1500
September 2007	0.1500
August 2007	0.1500
July 2007	0.1500
June 2007	0.1500
May 2007	0.1500
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
Q. How did the fund perform during the period?
A. The underlying portfolio (as represented by net asset value, or NAV) of the Convertible Opportunities and Income Fund (CHI) returned -5.59% for the six-month period. The CS High Yield Index1 had a return of -0.90%. On a market price basis, the Fund returned -3.15% assuming reinvestment of distributions.
Q. Did the Fund provide steady distributions throughout the period?
A. The Fund provided common shareholders with monthly payments of $0.14 per share in the last five months of the period and $0.15 in the first month of the period. As we discussed in the letter to shareholders, the changing risk environment was a principal consideration in our decision to reduce the payout. We were concerned about the risks of lower-quality, higher-yielding securities and believed it was important to keep risk considerations central to our pursuit of income. We reduced the Fund’s stakes in lower-quality convertible and corporate bonds throughout 2007, and believe this positioning proved beneficial as the credit crisis unfolded.
Despite the decrease in the monthly payout, the current annualized distribution rate remained strong, and was 10.91% based on the Fund’s closing market price of $15.40 as of April 30, 2008.
Q. What’s the difference between market return and NAV return?
A. Closed-end funds trade on exchanges, where the price of a share may be driven by factors other than the value of the underlying securities. The price of a share in the market is called the market value. The market value may be influenced by factors that are unrelated to the performance of the Fund’s holdings. The Fund’s NAV return measures the return of the individual securities within the portfolio less Fund expenses, but more importantly, it is a measure of how well the manager is able to avoid or capitalize on market disruptions or opportunities. The higher the return, the more value the Fund’s management team added through its security selection decisions.

Convertible Opportunities and Income Fund Investment Team Interview SEMIANNUAL REPORT	5

Investment Team Interview
SECTOR ALLOCATION

Consumer Discretionary	17.9%
Information Technology	15.9
Financials	11.3
Industrials	11.1
Consumer Staples	10.4
Materials	10.1
Energy	8.6
Health Care	5.6
Telecommunication Services	5.1
Utilities	1.5
Sector allocations are based on managed assets and may vary over time.
Typically, the market price will trade at a premium or discount to NAV. It is our practice to monitor excessive premiums and discounts in order to serve the interests of the shareholders.
Q. What factors enhanced performance?
A. Security selection within the consumer discretionary sector bolstered the Fund’s relative returns versus the index. The consumer discretionary sector was the worst performing sector in the index for the six-month period, and the Fund’s holdings held up better than those in the index. Most of the relative gain was due to selection within the media industry and within the hotels, restaurants and leisure industry. Holdings within the energy sector also enhanced overall performance, with particular strength in holdings in the oil and gas industries.
Additionally, we favor higher-quality, high-yield investments over the more speculative, lower-grade tiers of the below-investment-grade universe. This higher quality bias and limited exposure to the riskiest CCC rated securities proved beneficial, as CCC rated securities posted the worst performance during the reporting period.
Q. What factors hindered performance?
A. As we discuss in the Economic and Market Review, the six-month period was very volatile across the markets due to concerns about global credit conditions and the potential for a U.S. recession. These conditions created an inhospitable climate, and the Fund declined against this backdrop. That said, we continue to have a high degree of conviction in the Fund and encourage investors to maintain long-term perspective.
More specifically within the Fund, information technology positions hindered performance. In January, many technology investments sold off sharply in the market as investors sold securities that had worked well in 2007. We believe much of that sell-off was emotional rather than based on fundamentals. We continue to believe that the technology sector will be able to provide high and sustainable growth.
The Fund’s overweight position to the financial sector hurt performance. Although we did not own securities of companies in the thrifts and mortgage finance industry (the area hardest-hit area by the subprime and housing market woes), the Fund’s holdings within the capital markets suffered.
Q. Broadly speaking, did you make any changes to the portfolio during the period?
A. We reduced the Fund’s allocation to the consumer discretionary sector and added to our positions within the industrial sector. Within industrials, our additions favored companies involved in infrastructure rebuilding. Our view is that infrastructure rebuilding is a dire need (both in the United States and globally), and will provide a tailwind to companies involved in repairing public structures, such as dams and highways.

6	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Investment Team Interview

Investment Team Interview
QUALITY ALLOCATION
Weighted Average Credit Quality

AAA	1.1%
AA	2.8
A	20.5
BBB	15.9
BB	28.9
B	15.6
CCC or below	0.5
Not Rated	14.7
Data is based on portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities, options, cash and short-term investments.
Q. How is the Fund positioned?
A. Given the instability and uncertainty in today’s marketplace, we continue to believe that investors should proceed with caution when dealing with the most speculative areas of the high-yield universe. Bankruptcy rates and corporate defaults are slated to rise in the months ahead, making these securities volatile and risky. As such, we believe a more prudent approach involves making investments in high-quality, well-run firms with good prospects for sustainable growth and sound debt management. That said, as risk is priced more appropriately, we expect to see more opportunities among below-investment-grade issues, perhaps even among the lower tiers.
Accordingly, the Fund maintains an emphasis on more stable, higher-quality and less-cyclical assets positioned to benefit from long-term secular growth trends. In terms of sectors, traditional growth areas such as technology remain the mainstay of the Fund. As noted, we believe the sell-off within the technology sector earlier this year was more emotional than fundamentally based and that these businesses will be able to generate the type of growth that investors will again favor.
The Fund is overweight in financials versus the high-yield index, where we emphasized diversified insurers and companies with capital markets exposure. Recessionary levels have been priced into financials in general, and so we are selectively approaching this area. Many large banking institutions utilized convertible securities to help them re-capitalize their balance sheets earlier this year, and we are carefully evaluating these opportunities. In contrast, the Fund is biased away from the more regulated, cyclical areas of the market where we see less compelling prospects for long-term growth.
As mentioned, CHI’s broader opportunity set allows us to invest in high-yield corporate debt, as well as low-grade convertible securities. (Convertible securities combine characteristics of stocks and fixed-income securities. Like stocks, convertibles provide the opportunity for participation in equity market upside. Like fixed-income securities, convertibles provide coupon income and potential downside protection in falling markets.) Because convertibles provide potential downside protection as well as equity participation, we believe the use of convertibles can enhance the risk-and-reward profile of the Fund. We continue to find compelling valuations and growth opportunities within the low-grade convertible debt universe.
Q. Please explain how the Fund employs leverage.
A. Leverage strategies continued to contribute favorably to returns earned by the Fund’s common shareholders despite the turmoil in the credit markets. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. Traditionally, closed-end funds, including CHI, have leveraged with auction rate preferred stock (ARPS), which are long-term, high-quality equity securities in which the interest rates are adjusted every seven or 28 days through an auction process.

Convertible Opportunities and Income Fund Investment Team Interview SEMIANNUAL REPORT	7

Investment Team Interview
Q. Haven’t some of these auctions been failing?
A. Yes. Many auctions, including those of CHI, failed early this year because of a confluence of events. In simple terms, a failed auction results when there are not enough buyers entering the market to purchase the shares available for sale. When an auction fails, the pre-auction preferred holders keep the securities and are paid a maximum dividend from a calculation based on other, more liquid short-term rates such as commercial paper or LIBOR (London Interbank Offered Rate). As the ARPS auctions began to falter, limited trading initially occurred, but eventually shares stopped changing hands due to an absence of buyers. Potential sellers were not able to liquidate their positions.
This is a problem that has affected the entire ARPS market and is not particular to CHI. These failed auctions are liquidity events and they are not related to the underlying ability of the Fund to pay dividends on the ARPS. While rating agencies are monitoring the situation, a liquidity issue does not trigger a downgrade. Rating agency guidelines are driven by the ratings or valuations of the underlying fund portfolio. Net asset values of many funds in the final days of the period moved higher as the general markets rebounded. The ARPS in CHI have continued to maintain their high-quality credit ratings.
Q. Have the higher dividend rates being paid on ARPS hurt common shareholders of the Fund?
A. Overall, common shareholders benefitted from the Fund’s use of ARPS, although not to the same degree as one might expect during more typical environments. The maximum rates of the Fund’s ARPS dividends historically tracked short-term benchmarks (such as LIBOR and commercial paper), which in turn, are closely correlated with the Federal funds target rate. During the period, the Federal Reserve slashed the target rate dramatically, which drove short-term rates lower and reduced the maximum ARPS distribution rates. So, while the auction failures caused the rates of ARPS to rise above short-term benchmarks, the cost of leverage actually came down during the reporting period significantly (in the neighborhood of 200 to 300 basis points).
Q. What kind of solutions have you sought for ARPS holders?
A. We recognize that the lack of liquidity has created both uncertainty and frustration for our preferred shareholders. On May 15, we announced a plan to redeem at par 72.9%, or $280 million, of the Fund’s outstanding preferred securities with proceeds from a refinancing program. Our ability to refinance all preferred shares with debt was constrained by regulations that require total assets in closed-end funds to be at least three times the amount of debt leverage, which is higher than the asset-coverage the Fund must maintain when utilizing equity leverage such as preferred shares.
We remain committed to obtaining permanent financing solutions and to do so in a manner consistent with the best interests of all shareholders.

8	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Investment Team Interview

Investment Team Interview
Q. Given recent events, how do you view leverage?
A. Our decision to refinance reflects our belief that leverage continues to contribute favorably to returns and to be in the best interests of the common shareholders. As our efforts in respect to refinancing continue, we intend to maintain this emphasis.
Q. Do you have any closing thoughts for investors?
A. We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Having invested through many market and economic environments, we remain confident in our investment philosophy, and believe the Fund is well positioned to pursue an array of income opportunities. As in all market environments, we continue to manage CHI according to a time-tested discipline guided by long-term perspective and proprietary research.
Moreover, our extensive experience in the markets affirms our belief that volatility can create opportunity, particularly for long-term investors such as us. We believe the current market has provided us with significant opportunity to own solid businesses at attractive prices. We continue to find securities that we believe offer the opportunity for participation in upward moving markets and for greater resilience in downward moving markets.

[1]	CS High Yield Index is an unmanaged index of high yield debt securities.

Convertible Opportunities and Income Fund Investment Team Interview SEMIANNUAL REPORT	9

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (88.7%)
	Consumer Discretionary (22.0%)
3,369,000	Asbury Automotive Group, Inc. 7.625%, 03/15/17	$2,813,115
2,888,000	Cooper Tire & Rubber Company^ 8.000%, 12/15/19	2,765,260
1,925,000	D.R. Horton, Inc. 9.750%, 09/15/10	1,929,813
1,925,000	8.000%, 02/01/09	1,925,000
1,458,000	7.875%, 08/15/11	1,432,485
11,704,000	DIRECTV Financing Company, Inc. 8.375%, 03/15/13	12,084,380
5,077,000	EchoStar Communications Corp. 7.125%, 02/01/16	5,013,537
9,144,000	Expedia, Inc. 7.456%, 08/15/18	9,775,850
5,294,000	GameStop Corp. 8.000%, 10/01/12	5,664,580
8,663,000	General Motors Corp.^ 7.200%, 01/15/11	7,688,412
1,444,000	7.125%, 07/15/13	1,180,470
8,181,000	Goodyear Tire & Rubber Company 7.000%, 03/15/28	6,994,755
5,534,000	Hanesbrands, Inc.^‡ 8.204%, 12/15/14	5,243,465
3,850,000	Hasbro, Inc. 6.600%, 07/15/28	3,670,340
2,888,000	Interpublic Group of Companies, Inc. 7.250%, 08/15/11	2,844,680
2,657,000	Jarden Corp.^ 7.500%, 05/01/17	2,457,725
2,668,000	Kellwood Company 7.625%, 10/15/17	1,747,540
2,888,000	Liberty Media Corp.^ 8.250%, 02/01/30	2,576,835
10,588,000	McDonald’s Corp. 5.350%, 03/01/18	10,761,019
16,844,000	MGM Mirage^ 8.375%, 02/01/11	16,844,000
1,656,000	Oxford Industries, Inc. 8.875%, 06/01/11	1,585,620
4,813,000	Phillips-Van Heusen Corp. 8.125%, 05/01/13	5,005,520
2,888,000	Pulte Homes, Inc. 7.875%, 08/01/11	2,830,240
1,348,000	8.125%, 03/01/11^	1,334,520
4,813,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	4,115,115
6,738,000	Service Corp. International 7.500%, 04/01/27	5,929,440
7,700,000	Time Warner, Inc. 7.625%, 04/15/31	8,285,824
1,049,000	Toll Brothers, Inc.^ 8.250%, 12/01/11	1,007,040
12,224,000	Vail Resorts, Inc. 6.750%, 02/15/14	12,040,640
4,813,000	Warnaco Group, Inc. 8.875%, 06/15/13	5,029,585
963,000 GBP	Warner Music Group 8.125%, 04/15/14	1,512,640

		154,089,445

	Consumer Staples (14.6%)
4,206,000	Alliance One International, Inc. 8.500%, 05/15/12	4,016,730
9,625,000	Anheuser-Busch Companies, Inc. 5.500%, 01/15/18	9,815,517
963,000	5.000%, 03/01/19	930,519
4,813,000	Chattem, Inc. 7.000%, 03/01/14	4,813,000
5,294,000	Chiquita Brands International, Inc.^ 8.875%, 12/01/15	5,002,830
10,588,000	Coca-Cola Company 5.350%, 11/15/17	11,000,191
5,968,000	Del Monte Foods Company 8.625%, 12/15/12	6,206,720
11,069,000	Kimberly-Clark Corp. 6.125%, 08/01/17	11,866,090
3,369,000	NBTY, Inc. 7.125%, 10/01/15	3,251,085
	Pilgrim’s Pride Corp.
6,304,000	8.375%, 05/01/17^	5,642,080
1,636,000	7.625%, 05/01/15	1,562,380
	Reynolds American, Inc.
5,294,000	7.300%, 07/15/15	5,525,909
2,888,000	7.625%, 06/01/16	3,073,901
2,888,000	7.250%, 06/15/37	2,908,747
9,625,000	Smithfield Foods, Inc. 7.750%, 05/15/13	9,697,187
5,775,000	Sysco Corp. 5.250%, 02/12/18	5,812,745
10,588,000	Wal-Mart Stores, Inc. 5.800%, 02/15/18	11,277,438

		102,403,069

	Energy (11.0%)
6,689,000	Arch Western Finance, LLC 6.750%, 07/01/13	6,839,503
2,118,000	Bristow Group, Inc. 7.500%, 09/15/17	2,197,425
8,663,000	Chesapeake Energy Corp. 7.500%, 06/15/14	9,031,177
2,666,000	6.875%, 11/15/20	2,666,000
1,925,000	Complete Production Services, Inc. 8.000%, 12/15/16	1,939,438
See accompanying Notes to Schedule of Investments

10	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE
2,888,000	Comstock Resources, Inc. 6.875%, 03/01/12	$2,873,560
2,888,000	Forest Oil Corp. 8.000%, 12/15/11	3,064,890
1,925,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	2,002,000
5,390,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	5,646,025
5,390,000	Petrohawk Energy Corp. 7.125%, 04/01/12	5,255,250
10,876,000	Petróleo Brasileiro, SA 8.375%, 12/10/18	12,888,060
2,623,000	Premcor Refining Group, Inc. 7.500%, 06/15/15	2,735,283
2,888,000	Range Resources Corp. 7.375%, 07/15/13	2,938,540
770,000	Southwestern Energy Company* 7.500%, 02/01/18	820,049
3,369,000	Superior Energy Services, Inc.^ 6.875%, 06/01/14 Williams Companies, Inc.	3,318,465
9,625,000	7.750%, 06/15/31	10,443,125
1,925,000	7.500%, 01/15/31	2,050,125

		76,708,915

	Financials (4.4%)
5,775,000	Ford Motor Company 8.625%, 11/01/10	5,496,974
4,813,000	9.875%, 08/10/11 Leucadia National Corp.	4,660,308
5,746,000	8.125%, 09/15/15	5,889,650
5,294,000	7.000%, 08/15/13	5,267,530
5,294,000	Nuveen Investments, Inc.* 10.500%, 11/15/15	5,121,945
1,636,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	1,605,325
2,419,000	Senior Housing Properties Trust 7.875%, 04/15/15	2,455,285

		30,497,017

	Health Care (0.8%)
1,636,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	1,648,270
4,331,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	4,190,243

		5,838,513

	Industrials (10.9%)
1,203,000	Belden CDT, Inc. 7.000%, 03/15/17	1,198,489
10,588,000	Caterpillar, Inc. 5.450%, 04/15/18	10,760,087
963,000	FTI Consulting, Inc.^ 7.625%, 06/15/13	1,003,928
2,888,000	Gardner Denver, Inc. 8.000%, 05/01/13	$2,924,100
2,888,000	GATX Corp.^ 8.875%, 06/01/09	2,995,566
10,588,000	General Electric Company 5.250%, 12/06/17	10,556,691
1,540,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	1,347,500
9,625,000	Honeywell International, Inc. 5.300%, 03/01/18	9,819,974
1,925,000	IKON Office Solutions, Inc.^ 7.750%, 09/15/15	1,944,250
2,406,000	Interline Brands, Inc. 8.125%, 06/15/14	2,351,865
2,349,000	SPX Corp.* 7.625%, 12/15/14	2,457,641
6,738,000	Terex Corp. 7.375%, 01/15/14	6,906,450
1,925,000	Trinity Industries, Inc. 6.500%, 03/15/14	1,920,187
5,775,000	United Parcel Service, Inc. 5.500%, 01/15/18	5,978,511
10,588,000	United Technologies Corp. 5.375%, 12/15/17	10,823,541
3,345,000	Wesco Distribution, Inc. 7.500%, 10/15/17	3,060,675

		76,049,455

	Information Technology (10.6%)
4,331,000	Amkor Technology, Inc. 9.250%, 06/01/16	4,341,827
1,925,000	7.750%, 05/15/13	1,850,406
3,850,000	Celestica, Inc. 7.875%, 07/01/11	3,893,313
10,588,000	Cisco Systems, Inc. 5.500%, 02/22/16	10,984,383
4,813,000	Flextronics International, Ltd. 6.500%, 05/15/13	4,728,772
4,379,000	Freescale Semiconductor, Inc.^ 8.875%, 12/15/14	3,875,415
10,588,000	Hewlett-Packard Company^ 5.500%, 03/01/18	10,825,023
10,588,000	Oracle Corp. 5.250%, 01/15/16	10,653,593
6,593,000	SunGard Data Systems, Inc. 9.125%, 08/15/13 Xerox Corp.	6,922,650
9,144,000	8.000%, 02/01/27^	9,145,728
6,738,000	7.625%, 06/15/13	6,974,093

		74,195,203

See accompanying Notes to Schedule of Investments

Convertible Opportunities and Income Fund Schedule of Investments SEMIANNUAL REPORT	11

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE
	Materials (6.1%)
1,725,000	Boise Cascade Company 7.125%, 10/15/14	$1,543,875
4,620,000 EUR	Ineos Group Holdings, PLC* 7.875%, 02/15/16	5,428,462
963,000	8.500%, 02/15/16^	784,845
4,813,000	Mosaic Company* 7.625%, 12/01/16	5,294,300
3,850,000	Neenah Paper, Inc. 7.375%, 11/15/14	3,484,250
7,700,000	Sealed Air Corp.* 6.875%, 07/15/33	7,269,393
7,532,000	Terra Industries, Inc. 7.000%, 02/01/17	7,532,000
1,925,000	Texas Industries, Inc.^ 7.250%, 07/15/13	1,915,375
3,850,000	Union Carbide Corp. 7.500%, 06/01/25	3,729,110
2,984,000	7.875%, 04/01/23	2,993,847
3,080,000	Westlake Chemical Corp. 6.625%, 01/15/16	2,725,800

		42,701,257

	Telecommunication Services (7.5%)
9,625,000	AT&T, Inc. 5.500%, 02/01/18	9,641,362
4,533,000	CenturyTel, Inc. 6.875%, 01/15/28	4,307,374
5,871,000	Citizens Communications Company 9.000%, 08/15/31	5,445,353
5,775,000	Leap Wireless International, Inc. 9.375%, 11/01/14	5,695,594
5,775,000	Qwest Communications International, Inc. 7.750%, 02/15/31	5,038,688
9,625,000	Sprint Nextel Corp. 7.375%, 08/01/15	7,705,197
3,850,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	3,681,563
11,069,000	Verizon Communications, Inc.^ 5.500%, 04/01/17	11,133,388

		52,648,519

	Utilities (0.8%)
5,294,000	TXU Corp.* 10.250%, 11/01/15	5,545,465

	TOTAL CORPORATE BONDS
	(Cost $626,177,413)	620,676,858

CONVERTIBLE BONDS (30.7%)
	Consumer Discretionary (4.0%)
15,000,000	Amazon.com, Inc. 4.750%, 02/01/09	16,443,750
10,000,000	Liberty Media Corp. (Time Warner)¥ 3.125%, 03/30/23	$10,187,500
1,870,000	Liberty Media Corp. (Viacom)¥ 3.250%, 03/15/31	1,309,000

		27,940,250

	Energy (1.9%)
6,000,000	Pioneer Natural Resources^ 2.875%, 01/15/38	7,380,000
5,500,000	SeaDrill, Ltd. 3.625%, 11/08/12	6,165,500

		13,545,500

	Financials (1.6%)
4,270,000	Health Care REIT, Inc. 4.750%, 07/15/27	4,697,000
1,000,000	4.750%, 12/01/26	1,130,000
5,000,000	SVB Financial Group*^ 3.875%, 04/15/11	5,493,750

		11,320,750

	Health Care (4.3%)
6,000,000	Cubist Pharmaceuticals, Inc. 2.250%, 06/15/13	5,595,000
16,000,000	Invitrogen Corp. 3.250%, 06/15/25	18,460,000
5,500,000	Millipore Corp. 3.750%, 06/01/26	5,733,750

		29,788,750

	Industrials (4.6%)
10,500,000	L-3 Communications Holdings, Inc.^ 3.000%, 08/01/35	13,321,875
8,250,000	Lockheed Martin Corp.‡ 2.815%, 08/15/33	12,053,250
4,000,000	Quanta Services, Inc. 3.750%, 04/30/26*	5,455,000
1,000,000	3.750%, 04/30/26	1,363,750

		32,193,875

	Information Technology (13.4%)
8,000,000	Blackboard, Inc. 3.250%, 07/01/27	7,650,000
5,500,000	Euronet Worldwide, Inc. 3.500%, 10/15/25	4,482,500
8,500,000	Informatica Corp.^ 3.000%, 03/15/26	8,988,750
32,250,000	Intel Corp.^~ 2.950%, 12/15/35	32,169,375
14,000,000	Linear Technology Corp. 3.000%, 05/01/27*	13,912,500
2,500,000	3.000%, 05/01/27^	2,484,375
19,500,000	VeriSign, Inc.* 3.250%, 08/15/37	24,375,000

		94,062,500

See accompanying Notes to Schedule of Investments

12	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE
		Utilities (0.9%)
3,500,000 EUR		International Power, PLC 3.250%, 07/20/13	$6,340,865

		TOTAL CONVERTIBLE BONDS (Cost $205,514,840)	215,192,490

SYNTHETIC CONVERTIBLE SECURITIES (4.1%)
Corporate Bonds (3.5%)
		Consumer Discretionary (0.9%)
131,000		Asbury Automotive Group, Inc. 7.625%, 03/15/17	109,385
112,000		Cooper Tire & Rubber Company^ 8.000%, 12/15/19	107,240
75,000		D.R. Horton, Inc. 9.750%, 09/15/10	75,188
75,000		8.000%, 02/01/09	75,000
57,000		7.875%, 08/15/11	56,003
456,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	470,820
198,000		EchoStar Communications Corp. 7.125%, 02/01/16	195,525
356,000		Expedia, Inc. 7.456%, 08/15/18	380,600
206,000		GameStop Corp. 8.000%, 10/01/12	220,420
337,000		General Motors Corp.^‡ 7.200%, 01/15/11	299,087
56,000		7.125%, 07/15/13	45,780
319,000		Goodyear Tire & Rubber Company 7.000%, 03/15/28	272,745
216,000		Hanesbrands, Inc.^ 8.204%, 12/15/14	204,660
150,000		Hasbro, Inc. 6.600%, 07/15/28	143,000
112,000		Interpublic Group of Companies, Inc. 7.250%, 08/15/11	110,320
103,000		Jarden Corp.^ 7.500%, 05/01/17	95,275
104,000		Kellwood Company 7.625%, 10/15/17	68,120
112,000		Liberty Media Corp.^ 8.250%, 02/01/30	99,933
412,000		McDonald’s Corp. 5.350%, 03/01/18	418,732
656,000		MGM Mirage^ 8.375%, 02/01/11	656,000
64,000		Oxford Industries, Inc. 8.875%, 06/01/11	61,280
187,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	194,480
112,000		Pulte Homes, Inc. 7.875%, 08/01/11	109,760
52,000		8.125%, 03/01/11^	51,480
187,000		Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	$159,885
262,000		Service Corp. International 7.500%, 04/01/27	230,560
300,000		Time Warner, Inc. 7.625%, 04/15/31	322,824
41,000		Toll Brothers, Inc.^ 8.250%, 12/01/11	39,360
476,000		Vail Resorts, Inc. 6.750%, 02/15/14	468,860
187,000		Warnaco Group, Inc. 8.875%, 06/15/13	195,415
37,000	GBP	Warner Music Group 8.125%, 04/15/14	58,118

			5,995,855

		Consumer Staples (0.6%)
164,000		Alliance One International, Inc. 8.500%, 05/15/12	156,620
375,000		Anheuser-Busch Companies, Inc. 5.500%, 01/15/18	382,423
37,000		5.000%, 03/01/19	35,752
187,000		Chattem, Inc. 7.000%, 03/01/14	187,000
206,000		Chiquita Brands International, Inc.^ 8.875%, 12/01/15	194,670
412,000		Coca-Cola Company 5.350%, 11/15/17	428,039
232,000		Del Monte Foods Company 8.625%, 12/15/12	241,280
431,000		Kimberly-Clark Corp. 6.125%, 08/01/17	462,037
131,000		NBTY, Inc. 7.125%, 10/01/15	126,415
246,000		Pilgrim’s Pride Corp. 8.375%, 05/01/17^	220,170
64,000		7.625%, 05/01/15	61,120
206,000		Reynolds American, Inc. 7.300%, 07/15/15	215,024
112,000		7.625%, 06/01/16	119,209
112,000		7.250%, 06/15/37	112,805
375,000		Smithfield Foods, Inc. 7.750%, 05/15/13	377,812
225,000		Sysco Corp.
		5.250%, 02/12/18	226,471
412,000		Wal-Mart Stores, Inc. 5.800%, 02/15/18	438,827

			3,985,674

		Energy (0.4%)
261,000		Arch Western Finance, LLC 6.750%, 07/01/13	266,873
82,000		Bristow Group, Inc. 7.500%, 09/15/17	85,075
See accompanying Notes to Schedule of Investments

Convertible Opportunities and Income Fund Schedule of Investments SEMIANNUAL REPORT	13

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE
337,000	Chesapeake Energy Corp. 7.500%, 06/15/14	$351,322
104,000	6.875%, 11/15/20	104,000
75,000	Complete Production Services, Inc. 8.000%, 12/15/16	75,563
112,000	Comstock Resources, Inc. 6.875%, 03/01/12	111,440
112,000	Forest Oil Corp. 8.000%, 12/15/11	118,860
75,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	78,000
210,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	219,975
210,000	Petrohawk Energy Corp. 7.125%, 04/01/12	204,750
424,000	Petróleo Brasileiro, SA 8.375%, 12/10/18	502,440
102,000	Premcor Refining Group, Inc. 7.500%, 06/15/15	106,366
112,000	Range Resources Corp. 7.375%, 07/15/13	113,960
30,000	Southwestern Energy Company* 7.500%, 02/01/18	31,950
131,000	Superior Energy Services, Inc.^ 6.875%, 06/01/14	129,035
375,000	Williams Companies, Inc. 7.750%, 06/15/31	406,875
75,000	7.500%, 01/15/31	79,875

		2,986,359

	Financials (0.2%)
225,000	Ford Motor Company 8.625%, 11/01/10	214,168
187,000	9.875%, 08/10/11	181,067
224,000	Leucadia National Corp. 8.125%, 09/15/15	229,600
206,000	7.000%, 08/15/13	204,970
206,000	Nuveen Investments, Inc.* 10.500%, 11/15/15	199,305
64,000	Omega Healthcare Investors, Inc. 7.000%, 04/01/14	62,800
94,000	Senior Housing Properties Trust 7.875%, 04/15/15	95,410

		1,187,320

	Health Care (0.0%)
64,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	64,480
169,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	163,508

		227,988

	Industrials (0.4%)
47,000	Belden CDT, Inc. 7.000%, 03/15/17	46,824
412,000	Caterpillar, Inc. 5.450%, 04/15/18	418,696
37,000	FTI Consulting, Inc.^ 7.625%, 06/15/13	38,573
112,000	Gardner Denver, Inc. 8.000%, 05/01/13	113,400
112,000	GATX Corp.^ 8.875%, 06/01/09	116,172
412,000	General Electric Company 5.250%, 12/06/17	410,782
60,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	52,500
375,000	Honeywell International, Inc. 5.300%, 03/01/18	382,596
75,000	IKON Office Solutions, Inc.^ 7.750%, 09/15/15	75,750
94,000	Interline Brands, Inc. 8.125%, 06/15/14	91,885
91,000	SPX Corp.* 7.625%, 12/15/14	95,209
262,000	Terex Corp. 7.375%, 01/15/14	268,550
75,000	Trinity Industries, Inc. 6.500%, 03/15/14	74,812
225,000	United Parcel Service, Inc. 5.500%, 01/15/18	232,929
412,000	United Technologies Corp. 5.375%, 12/15/17	421,165
130,000	Wesco Distribution, Inc. 7.500%, 10/15/17	118,950

		2,958,793

	Information Technology (0.4%)
169,000	Amkor Technology, Inc. 9.250%, 06/01/16	169,423
75,000	7.750%, 05/15/13	72,094
150,000	Celestica, Inc. 7.875%, 07/01/11	151,688
412,000	Cisco Systems, Inc. 5.500%, 02/22/16	427,424
187,000	Flextronics International, Ltd. 6.500%, 05/15/13	183,727
171,000	Freescale Semiconductor, Inc.^ 8.875%, 12/15/14	151,335
412,000	Hewlett-Packard Company^ 5.500%, 03/01/18	421,223
412,000	Oracle Corp. 5.250%, 01/15/16	414,552
See accompanying Notes to Schedule of Investments

14	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE
257,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	$269,850
	Xerox Corp.
356,000	8.000%, 02/01/27^	356,067
262,000	7.625%, 06/15/13	271,180

		2,888,563

	Materials (0.3%)
67,000	Boise Cascade Company 7.125%, 10/15/14	59,965
180,000 EUR	Ineos Group Holdings, PLC* 7.875%, 02/15/16	211,498
37,000	8.500%, 02/15/16^	30,155
187,000	Mosaic Company* 7.625%, 12/01/16	205,700
150,000	Neenah Paper, Inc. 7.375%, 11/15/14	135,750
300,000	Sealed Air Corp.* 6.875%, 07/15/33	283,223
293,000	Terra Industries, Inc. 7.000%, 02/01/17	293,000
75,000	Texas Industries, Inc.^ 7.250%, 07/15/13	74,625
150,000	Union Carbide Corp. 7.500%, 06/01/25	145,290
116,000	7.875%, 04/01/23	116,383
120,000	Westlake Chemical Corp. 6.625%, 01/15/16	106,200

		1,661,789

	Telecommunication Services (0.3%)
375,000	AT&T, Inc. 5.500%, 02/01/18	375,637
177,000	CenturyTel, Inc. 6.875%, 01/15/28	168,190
229,000	Citizens Communications Company 9.000%, 08/15/31	212,398
225,000	Leap Wireless International, Inc. 9.375%, 11/01/14	221,906
225,000	Qwest Communications International, Inc. 7.750%, 02/15/31	196,313
375,000	Sprint Nextel Corp. 7.375%, 08/01/15	300,202
150,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	143,438
431,000	Verizon Communications, Inc.^ 5.500%, 04/01/17	433,507

		2,051,591

	Utilities (0.0%)
206,000	TXU Corp.* 10.250%, 11/01/15	215,785

	TOTAL CORPORATE BONDS	24,159,717

Options (0.6%)
	Consumer Discretionary (0.1%)
450	Nike, Inc.# Call, 01/16/10, Strike $70.00	$416,250
700	Omnicom Group, Inc.# Call, 01/17/09, Strike $50.00	210,000

		626,250

	Consumer Staples (0.0%)
830	Coca-Cola Company# Call, 01/17/09, Strike $60.00	269,750

	Health Care (0.2%)
250	Alcon, Inc.# Call, 01/17/09, Strike $140.00	645,000
500	Express Scripts, Inc.# Call, 01/17/09, Strike $65.00	562,500

		1,207,500

	Industrials (0.1%)
425	General Dynamics Corp.# Call, 01/17/09, Strike $90.00	333,625
570	Honeywell International, Inc.# Call, 01/17/09, Strike $55.00	453,150

		786,775

	Information Technology (0.2%)
155	Apple, Inc.# Call, 01/17/09, Strike $190.00	308,062
960	Cisco Systems, Inc.# Call, 01/17/09, Strike $27.50	189,600
2,710	Nokia Corp.# Call, 01/17/09, Strike $40.00	196,475
50	Google, Inc.# Call, 01/17/09, Strike $710.00	139,000
195	Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	109,200
970	Microsoft Corp.# Call, 01/17/09, Strike $35.00	60,625
1,760	Oracle Corp.# Call, 01/17/09, Strike $22.50	308,000

		1,310,962

	Telecommunication Services (0.0%)
110	America Movil, SA de CV# Call, 01/17/09, Strike $60.00	66,000

	TOTAL OPTIONS	4,267,237

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES
	(Cost $33,353,793)	28,426,954

See accompanying Notes to Schedule of Investments

Convertible Opportunities and Income Fund Schedule of Investments SEMIANNUAL REPORT	15

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (22.2%)
		Consumer Discretionary (0.9%)
6,750		Stanley Works‡ 5.125%	$5,891,063

		Consumer Staples (0.8%)
5,500		Bunge, Ltd. 5.125%	5,808,000

		Financials (5.9%)
15,300		Bank of America Corp.~ 7.250%	16,007,625
302,800		Citigroup, Inc.~ 6.500%	15,726,675
200,000		MetLife, Inc.~ 6.375%	5,908,000
55,000		Reinsurance Group of America, Inc.~ 5.750%	3,671,250

			41,313,550

		Health Care (3.4%)
132,000		Schering-Plough Corp.~ 6.000%	23,829,960

		Industrials (1.2%)
180,000		Avery Dennison Corp. 7.875%	8,598,600

		Materials (9.4%)
145	EUR	Bayer, AG 6.625%	16,912,856
170,000		Cia Vale do Rio Doce~ 5.500%	12,452,500
145,000		Freeport-McMoRan Copper & Gold, Inc.~ 6.750%	23,626,300
1,400	CHF	Givaudan SA 5.375%	12,606,470

			65,598,126

		Utilities (0.6%)
60,000		Entergy Corp.~ 7.625%	4,033,200

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $162,215,335)	155,072,499

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (5.4%)
		Energy (0.8%)
43,000		Credit Suisse Group (Transocean, Inc.)*~ 12.000%, 08/06/2008	5,868,640

		Information Technology (3.8%)
24,000		Deutsche Bank (MasterCard, Inc.)*~ 12.000%, 08/12/2008	5,367,600
265,000		Goldman Sachs Group, Inc. (Oracle Corp.)*~ 12.000%, 08/05/2008	5,519,685
144,935		JPMorgan Chase & Company (Nokia Corp.)*~ 12.000%, 08/07/2008	4,430,518
222,000		Morgan Stanley & Company, Inc. (Cisco Systems, Inc.)*~ 12.000%, 08/05/2008	5,587,740
133,000		Morgan Stanley & Company, Inc. (Infosys Technologies, Ltd.)*~ 12.000%, 08/06/2008	5,653,830

			26,559,373

		Materials (0.8%)
57,000		Goldman Sachs Group, Inc. (Freeport-McMoRan Copper & Gold, Inc.)*~ 12.000%, 08/25/2008	5,663,634

		TOTAL INVESTMENT OF STRUCTURED EQUITY-LINKED SECURITIES (Cost $37,218,197)	38,091,647

NUMBER OF
SHARES			VALUE

INVESTMENT IN AFFILIATED FUND (1.1%)
7,875,809		Calamos Government Money Market Fund — Class I SharesΩ (Cost $7,875,809)	7,875,809

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (11.7%)
6,766,000		Bank of New York Institutional Cash Reserve Fund	6,766,000

65,474,000		Goldman Sachs Financial Square Prime Obligations Fund	65,474,000

10,000,000		JP Morgan US Government Money Market Fund	10,000,000

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $82,240,000)	82,240,000

TOTAL INVESTMENTS (163.9%) (Cost $ 1,154,595,387)			1,147,576,257

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-11.7%)			(82,240,000)

OTHER ASSETS, LESS LIABILITIES (2.7%)			19,164,987

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-54.9%)			(384,292,509)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$700,208,735

See accompanying Notes to Schedule of Investments

16	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-0.4%)
	Financials (-.04%)
	S & P 500 Index#
85	Call, 06/21/08, Strike $1,390.00	$(323,000)
40	Call, 06/21/08, Strike $1,425.00	(84,800)
	SPDR Trust Series 1#
1,250	Call, 06/21/08, Strike $142.00	(291,875)
1,000	Call, 06/21/08, Strike $143.00	(193,000)
1,000	Call, 07/19/08, Strike $142.00	(325,000)
1,000	Call, 09/20/08, Strike $142.00	(527,500)
950	Call, 06/21/08, Strike $137.00	(479,750)
450	Call, 09/20/08, Strike $137.00	(362,250)
125	Call, 06/21/08, Strike $141.00	(34,813)

	TOTAL WRITTEN OPTIONS (Cost $3,713,952)	(2,621,988)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $83,446,323 or 11.9% of net assets applicable to common shareholders.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2008.

¥	Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

#	Non-income producing security.

~	Security, or portion of security, is held in a segregated account as collateral for written options aggregating a total value of $119,426,702.

Ω	Investment in an affiliated fund. During the period from November 1, 2007, through April 30, 2008, the fund had net redemptions of $13,968,706, and received $482,309 in dividend payments from the affiliated fund. As of October 31, 2007, the fund had holdings of $21,844,515 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amount for such securities are shown in their respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements

Convertible Opportunities and Income Fund	17
Schedule of Investments SEMIANNUAL REPORT

Statement of Assets and Liabilities

April 30, 2008 (unaudited)

ASSETS
Investments, at value* (cost $1,146,719,578)	$1,139,700,448
Investments in affiliated fund (cost $7,875,809)	7,875,809
Cash with custodian (interest bearing)	3,804
Receivable for investments sold	10,406,749
Accrued interest and dividends receivable	17,101,811
Unrealized appreciation on interest rate swaps	19,385
Prepaid expenses	110,202
Other assets	74,463

Total assets	1,175,292,671

LIABILITIES
Options written, at value (premium $3,713,952)	2,621,988
Unrealized depreciation on interest rate swaps	218,593
Payables:
Cash collateral for securities on loan	82,240,000
Investments purchased	3,753,075
Income distribution	1,117,037
Affiliates:
Investment advisory fees	541,817
Financial accounting fees	9,929
Deferred compensation to Trustees	74,463
Trustees’ fees and officer compensation	3,269
Accounts payable and accrued liabilities	211,257

Total liabilities	90,791,428

PREFERRED SHARES
$25,000 liquidation value per share applicable to 15,360 shares, including dividends payable	384,292,508

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$700,208,735

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 48,111,674 shares issued and outstanding	$703,488,612
Undistributed net investment income (loss)	(14,022,749)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions and interest rate swaps	16,835,013
Net unrealized appreciation (depreciation) on investments, written options, foreign currency translations and interest rate swaps	(6,092,141)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$700,208,735

Net asset value per common share based on 48,111,674 shares issued and outstanding	$14.55

*	Including securities on loan with a value of $78,689,226.
See accompanying Notes to Financial Statements

18	Convertable Opportunities and Income Fund SEMIANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

Six Months Ended April 30, 2008 (unaudited)

INVESTMENT INCOME
Interest	$29,932,412
Dividends	4,024,275
Dividends from affiliated fund	482,309
Securities lending income	184,766

Total investment income	34,623,762

EXPENSES
Investment advisory fees	4,354,901
Financial accounting fees	61,529
Auction agent and rating agency fees	509,882
Printing and mailing fees	74,211
Audit and legal fees	66,376
Accounting fees	29,537
Trustees’ fees and officer compensation	26,906
Registration fees	22,080
Transfer agent fees	14,072
Custodian fees	7,834
Investor support services	12,936
Other	29,878

Total expenses	5,210,142
Less expense reductions	(1,004,083)

Net expenses	4,206,059

NET INVESTMENT INCOME (LOSS)	30,417,703

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS
Net realized gain (loss) from:
Investments	13,222,125
Written options	2,885,551
Foreign currency transactions	181,727
Interest rate swaps	766,437

Change in net unrealized appreciation/depreciation on:
Investments	(82,468,224)
Written options	1,091,964
Foreign currency translations	(24,984)
Interest rate swaps	(1,949,929)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS	(66,295,333)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(35,877,630)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(3,258,749)
Capital gains	(5,764,493)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(44,900,872)

See accompanying Notes to Financial Statements

Convertable Opportunities and Income Fund Statement of Operations SEMIANNUAL REPORT	19

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2008	October 31,
	(unaudited)	2007

OPERATIONS
Net investment income (loss)	$30,417,703	$68,525,537
Net realized gain (loss) from investments, written options, foreign currency transactions and interest rate swaps	17,055,840	46,717,429
Change in net unrealized appreciation/depreciation on investments, written options, foreign currency translations and interest rate swaps	(83,351,173)	(2,728,467)
Distributions to preferred shareholders from:
Net investment income	(3,258,749)	(19,490,861)
Capital gains	(5,764,493)	(1,079,741)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(44,900,872)	91,943,897

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(34,098,459)	(73,500,829)
Capital gains	(8,322,181)	(22,266,967)

Net decrease in net assets from distributions to common shareholders	(42,420,640)	(95,767,796)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions resulting in the issuance of common shares	2,533,108	16,826,912

Net increase (decrease) in net assets from capital share transactions	2,533,108	16,826,912

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	(84,788,404)	13,003,013

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$784,997,139	$771,994,126

End of period	700,208,735	784,997,139

Undistributed net investment income (loss)	$(14,022,749)	$(7,083,244)
See accompanying Notes to Financial Statements

20	Convertable Opportunities and Income Fund SEMIANNUAL REPORT Statements of Changes in Net Assets

Notes to Financial Statements (unaudited)
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. Calamos Convertible Opportunities and Income Fund (the ''Fund’’) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).
Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time as of which a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before their valuation time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Convertable Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements (unaudited)
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of April 30, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Recorded net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; other expenses of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund in relation to the managed assets of each fund or on another reasonable basis.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

22	Convertable Opportunities and Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. The Fund has adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109. As a result, the Fund recognized no liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2004 — 2007 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
In addition, in March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its management fee at the annual rate of 0.18% of the average weekly managed assets of the Fund (through June 30, 2008) and to waive a declining amount for an additional two years (0.11% of the average weekly managed assets in 2009, 0.04% in 2010). For the period ended April 30, 2008, the total advisory fee waived pursuant to such agreement was $979,853 and is included in the Statement of Operations under the caption “Less expense reductions”.
Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investments Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the period ended April 30, 2008, the total advisory fee waived pursuant to such agreement was $24,230 and is included in the Statement of Operations under the caption “Less expense reductions”.

Convertable Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	23

Notes to Financial Statements (unaudited)
Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the funds’ total assets (including any assets attributable to any outstanding borrowings) minus total liabilities (other than debt representing borrowings). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee to Calamos Advisors based on their respective assets used in calculating the fee.
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $74,463 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2008. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2008.
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments, for the six months ended April 30, 2008 were as follows:

Purchases	$640,091,358
Proceeds from sales	676,842,054
The following information is presented on a federal income tax basis as of April 30, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for federal income tax purposes at April 30, 2008 was as follows:

Cost basis of investments	$1,159,853,115

Gross unrealized appreciation	27,935,031
Gross unrealized depreciation	(40,211,889)

Net unrealized appreciation (depreciation)	$(12,276,858)

24	Convertable Opportunities and Income Fund SEMIANNUAL REPORT Notes to Financial Statements
s

Notes to Financial Statements (unaudited)
NOTE 4 – INCOME TAXES
The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2008 will be determined at the end of the Fund’s current fiscal year.
Distributions during the fiscal year ended October 31, 2007 were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$103,928,134
Long-term capital gains	12,340,337
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	14,083,427

Total undistributed earnings	14,083,427
Accumulated capital and other losses	—
Net unrealized gains/(losses)	70,551,800

Total accumulated earnings/(losses)	84,635,227
Other	(593,592)
Paid-in capital	700,955,504

Net assets applicable to common shareholders	$784,997,139

NOTE 5 – COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 48,111,674 shares outstanding at April 30, 2008. Calamos Advisors owned 92 of the outstanding shares at April 30, 2008. Transactions in common shares were as follows:

	Six Months Ended	For the Year Ended
	April 30, 2008 (Unaudited)	October 31, 2007
Beginning Shares	47,938,822	47,005,186
Shares issued through reinvestment of distribution	172,852	933,636

Ending shares	48,111,674	47,938,822

NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2008.

Convertible Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	25

Notes to Financial Statements (unaudited)
NOTE 7 – PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 15,360 shares of Preferred Shares outstanding consist of seven series, 2,040 shares of M, 2,040 shares of TU, 2,040 shares of W, 2,040 shares of TH, 2,400 shares of W28, 2,400 shares of TH7, and 2,400 shares of F7. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 3.00% to 6.05% for the six month period ended April 30, 2008. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
If all holders of Preferred Shares who want to sell their shares are unable to do so because there are insufficient bidders in the auction at rates below the maximum rate as prescribed by the terms of the security, a failed auction results. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares at the next auction. The maximum applicable rate on preferred shares is 150% of the 7-Day LIBOR rate.
During the period February 13, 2008 to April 30, 2008, the auctions of Preferred Shares of the Fund were not successful. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate which is 150% of the 7-Day LIBOR rate. Failed auctions result not from an event of default or a credit issue but a liquidity event.
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.
On May 15, 2008, the Fund’s Board approved the redemption of 11,200 of the 15,360 Preferred Shares outstanding. Subsequent to April 30, 2008 the shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $280,400,697). Such Preferred Shares were redeemed with proceeds obtained by the Fund through financing provided by Citigroup and its affiliates providing for a committed borrowing facility of up to $336,600,000. The interest rate on the borrowing facility is at a floating rate equal to Citigroup’s cost of capital plus 1.00% on the drawn amount. The undrawn amount of the committed borrowing facility ($56,600,000) carries a commitment fee of .40%. In addition, the Fund paid a structuring fee of 1.00% or the borrowing facility.
NOTE 8 – INTEREST RATE TRANSACTIONS
The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.
Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are

26	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements (unaudited)
recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.
If the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in addition to redeeming all or some of the Preferred Shares.
As of April 30, 2008, the Fund had outstanding swap agreements as listed below.

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

Merrill Lynch	3.60% Monthly	1 month LIBOR	11/28/2008	$60,000,000	$(218,593)
Merrill Lynch	2.69% Monthly	1 month LIBOR	7/3/2008	70,000,000	19,385

					$(199,208)

NOTE 9 – WRITTEN OPTIONS TRANSACTIONS
The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. For the six months ended April 30, 2008, the Fund had the following transactions in options written:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2007	—	$—
Options written	10,270	8,001,683
Options closed	4,370	4,287,731
Options expired	—	—
Options exercised	—	—

Options outstanding at April 30, 2008	5,900	$3,713,952
NOTE 10 – SECURITIES LENDING
The Fund may loan one or more of their securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At April 30, 2008, the Fund had securities valued at $78,689,226 on loan to broker-dealers and banks and $82,240,000 in cash or cash equivalent collateral.

Convertible Opportunities and Income Fund Notes to Financial Statements SEMIANNUAL REPORT	27

Notes to Financial Statements (unaudited)
NOTE 11 – SYNTHETIC CONVERTIBLE SECURITIES
The Fund may establish a ‘‘synthetic’’ convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (‘‘fixed-income component’’, which may be a convertible or non-convertible security) and the right to acquire equity securities (‘‘convertible component’’). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
NOTE 12 – STRUCTURED EQUITY-LINKED SECURITIES
The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statement of Operations.

28	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Notes to Financial Statements

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:

	Six Months
	Ended
	April 30,
	(unaudited)	For the Year Ended October 31,
	2008	2007	2006	2005	2004	2003

Net asset value, beginnning of period	$16.38	$16.42	$16.59	$18.03	$18.01	$13.56

Income from investment operations:
Net investment income (loss)	0.63 *	1.44 *	1.50	1.65	1.91	1.77	(a)

Net realized and unrealized gain (loss) from investments, written options, foreign currency and interest rate swaps	(1.39)	0.97	0.81	0.03	0.52	4.38	(a)

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.07)	(0.41)	(0.36)	(0.19)	(0.11)	(0.06)

Capital gains (common share equivalent basis)	(0.12)	(0.02)	(0.03)	(0.06)	— (b)	—

Total from investment operations	(0.95)	1.98	1.92	1.43	2.32	6.09

Less distributions to common shareholders from:
Net investment income	(0.71)	(1.55)	(1.61)	(1.65)	(1.80)	(1.64)

Capital gains	(0.17)	(0.47)	(0.48)	(1.22)	(0.45)	—

Capital charge resulting from issuance of common and preferred shares	—	—	—	—	(0.05)	—	(b)

Net asset value, end of period	$14.55	$16.38	$16.42	$16.59	$18.03	$18.01

Market value, end of period	$15.40	$16.90	$19.73	$19.52	$20.50	$19.60

Total investment return based on(c):
Net asset value	(5.59)%	11.51%	10.47%	6.69%	12.65%	46.48%

Market value	(3.15)%	(4.25)%	12.81%	10.40%	17.69%	52.22%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$700,209	$784,997	$771,994	$764,502	$808,278	$790,764

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$384,000	$384,000	$384,000	$384,000	$384,000	$204,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)(e)	1.19%	1.08%	1.04%	1.06%	1.00%	0.86%

Gross expenses prior to waiver of expenses(d)(e)	1.48%	1.43%	1.42%	1.43%	1.37%	1.18%

Net investment income (loss)(d)(e)	8.63%	8.83%	9.17%	9.59%	10.56%	10.89	%(a)

Preferred share distributions from net investment income(e)	0.92%	2.51%	2.18%	1.11%	0.65%	0.39%

Net investment income (loss), net of preferred share distributions from net investment income(e)	7.71%	6.32%	6.99%	8.48%	9.91%	10.50	%(a)

Portfolio turnover rate	35%	52%	48%	76%	54%	42%

Asset coverage per preferred share, at end of period(f)	$70,606	$76,142	$75,291	$74,795	$77,624	$121,907

*	Net investment income allocated based on average shares method.

(a)	Interest rate swap payment reclassified from net investment income (loss) to net realized and unrealized gain (loss) on investments, foreign currency, and interest rate swaps.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock shares calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio of securities, cash, and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Does not reflect the effect of dividend payments to Shareholders of Preferred Shares.

(e)	Annualized for periods less than one year.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

Convertible Opportunities and Income Fund Financial Highlights SEMIANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Convertible Opportunities and Income Fund
We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2008, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.
We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statment of changes in net assets of the Fund for the year ended October 31, 2007 and the financial highlights for each of the five years then ended; and in our report dated December 14, 2007, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Chicago, Illinois
June 18, 2008

30	Convertible Opportunities and Income Fund SEMIANNUAL REPORT Report of Independent Registered Public Accounting Firm

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem common shares

34	Convertible Opportunities and Income Fund SEMIANNUAL REPORT About Closed-End Funds

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/chi.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Convertible Opportunities and Income Fund Level Rate Distribution Policy SEMIANNUAL REPORT	35

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Investment Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

36	Convertible Opportunities and Income Fund SEMIANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.
Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/08	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Defensive Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Defensive Global Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.
Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Convertible Opportunities and Income Fund Calamos Closed-End Funds SEMIANNUAL REPORT	37

A description of the Calamos Proxy FOR 24 HOUR AUTOMATED Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.
SHAREHOLDER ASSISTANCE
800.432.8224
TO OBTAIN INFORMATION
800.582.6959
VISIT OUR WEB SITE
www.calamos.com
INVESTMENT ADVISER
The Fund files its complete list of Calamos Advisors LLC portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.
2020 Calamos Court
Naperville, IL 60563-2787
FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111
CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL
LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL
2020 Calamos Court ©2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
CHISAN 1790 2008

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2008

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2008

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2008